AMENDMENT TO PLACEMENT AGENT AGREEMENT

THIS AMENDMENT TO PLACEMENT AGENT AGREEMENT (this “Amendment”) is made and entered into as of the 25th day of May, 2007, by and among Celsia Technologies, Inc., a Nevada corporation (the “Company”), Axiom Capital Management, Inc. (“Axiom”) and Indigo Securities, Inc. (“Indigo” and together with Axiom, the “Co-Placement Agents”).

Recitals

WHEREAS, the Company and the Co-Placement Agents entered into a Placement Agent Agreement dated as of May 1, 2007 (the “Placement Agent Agreement”); and

WHEREAS, the parties hereto desire to amend the Placement Agent Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Placement Agent Agreement, the parties hereto, intending to be legally bound, agree as follows:

1.  Incorporation of Recitals. The foregoing Recitals are hereby incorporated herein in their entirety by this reference.

2.  Definitions. Any capitalized terms used but not defined herein shall have the meanings given in the Placement Agent Agreement.

3.  Cash Fee.

(a)  The Co-Placement Agents hereby waive Fifty Thousand Dollars ($50,000) of the Cash Fee otherwise payable to the Co-Placement Agents pursuant to Section 4.A of the Placement Agent Agreement, with the understanding that such amount shall be utilized by the Company to fund unpaid Company officer compensation.

(b)  The Co-Placement Agents hereby acknowledge that the Cash Fee related to any Notes issued in exchange for the Company’s promissory notes issued on February 20 and April 20, 2007 (the “Bridge Notes”), shall be calculated based on 100% of the principal amount of such Bridge Notes.

4.  Ratification. The Placement Agent Agreement, as amended by this Amendment, is hereby ratified, approved and confirmed in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment to Placement Agent Agreement as of the date and year first written above.

AXIOM CAPITAL MANAGEMENT, INC. By: /s/ Mark Martino Name: Mark Martino Title: President

INDIGO SECURITIES LLC By: /s/ James Robinson Name: James Robinson Title: Managing Member

CELSIA TECHNOLOGIES, INC. By: /s/ Michael Karpheden Name: Michael Karpheden Title: Chief Financial Officer